UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2007

                      PROVIDENT COMMUNITY BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      1-5735                57-1001177
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(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)          Identification No.)


2700 Celanese Road, Rock Hill, South Carolina                   29732
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (803) 325-9400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02    Departure of Directors or Certain Offices; Election of Directors;
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Appointment of Certain Officers; Compensatory  Arrangements of Certain Officers.
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       (b)   On July 25, 2007, Louis M. Jordan retired from the Boards of
Directors of Provident Community Bancshares, Inc. (the "Company") and its wholly-owned subsidiary, Provident Community Bank (the "Bank"), in accordance with the mandatory retirement provisions of the Company and the Bank's Bylaws.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PROVIDENT COMMUNITY BANCSHARES, INC.
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                                      (Registrant)


Date: July 25, 2007               By: /s/ Dwight V. Neese
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                                           Dwight V. Neese
                                           President and Chief Executive Officer